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                              [Letterhead]

To: Bob Arnot, Chairman of the Board/C.E.O. - I.C. ISAACS & COMPANY, LP FAX #212-967-4389

Date:  March 17, 1998                  "VIA FACSIMILE & CERTIFIED MAIL"
                                       --------------------------------
Pages: 1 page(s) total, including cover sheet
COMMENTS:



                             LETTER AGREEMENT
                             ----------------

Dear Bob:

Pursuant to my discussion with Bruce Arnold and your subsequent approval, this letter shall serve as our agreement that BHPC Marketing, Inc. hereby is approving and allowing the patches in question bearing the color navy blue to be used on apparel with the understanding that if said patches infringe in any way, shape or form the settlement agreement with Polo Fashions, Inc., I.C. Isaacs & Company, LP and BHPC Marketing, Inc. shall bear eventual total cost in correcting the infringement equally.

If you agree with the aforementioned, please sign where indicated below and send back to me as soon as possible.

Best regards,
BHPC Marketing, Inc.


/s/ Don Garrison      The foregoing is agreed to and accepted, as setting for
-----------------     the agreement of the undersigned with respect to the
Don Garrison          matters set forth above.
Vice President

                      /s/ Robert Arnot
                      ----------------------------------------------
                      by: Robert Arnot, Chairman of the Board/C.E.O.
                          I.C. ISAACS & COMPANY, L.P.


                      3/18/98
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                      DATE